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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                September 1, 2004

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                                  DRESSER, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                   333-60778                    75-2795365
(State or Other Jurisdiction    (Commission File              (I.R.S. Employer
      of Incorporation)              Number)                 Identification No.)


                        15455 Dallas Parkway, Suite 1100
                              Addison, Texas 75001
               (Address of principal executive offices) (zip code)

                                 (972) 361-9800
              (Registrant's Telephone Number, Including Area Code)

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Item 7.01. Regulation FD Disclosure


On August 31, 2004 Dresser, Inc. announced that it made an optional debt prepayment in the amount of $10 million, which was applied to its senior secured term loan C. The voluntary prepayment was the third made this year. As a result of the optional prepayment, no mandatory principal payments are due on its senior secured term loan C until March 31, 2007. In 2004, Dresser has made a total of $45 million in optional prepayments on senior secured term debt.




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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DRESSER, INC.

Date: September 1, 2004                          By: /s/ STEVEN G. LAMB
      -----------------                              ---------------------------
                                                     Steven G. Lamb
                                                     Chief Executive Officer and
                                                     President

                                                     /s/ JAMES A. NATTIER
                                                     ---------------------------
                                                     James A. Nattier
                                                     Executive Vice President
                                                     and Chief Financial Officer

                                                     /s/ THOMAS J. KANUK
                                                     ---------------------------
                                                     Thomas J. Kanuk
                                                     Corporate Controller and
                                                     Chief Accounting Officer


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                                  EXHIBIT INDEX

Exhibit No.      Description

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  99.1           Press Release




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